UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-09447	94-3030279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 West McEwen Drive Suite 500
Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (629) 252-7040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KALU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2023, the board of directors (the “Board”) of Kaiser Aluminum Corporation (the “Company”) appointed Richard P. Grimley as a director to fill the vacancy on the Board.

Mr. Grimley, 64, has been a consultant since June 2021 and previously served as Senior Vice President of Global Operations of Ball Corporation from July 2016 to June 2021. Prior to joining Ball Corporation, Mr. Grimley held various senior management positions with Rexam and its subsidiaries, including Global Director of Operations of Rexam Group, President and Chief Executive Officer of North America of Rexam, Chief Operating Officer of North and South Americas of Rexam Beverage Cans, and Vice President of Manufacturing of Rexam. Mr. Grimley holds a Bachelor’s degree in business administration from the University of Iowa and a Master’s degree in business administration from Benedictine University. The Board appointed Mr. Grimley as a director because of his extensive experience in the aluminum packaging industry and manufacturing operations. Mr. Grimley will serve as a Class III director with a term expiring at the Company’s 2024 annual meeting of stockholders and will serve on the Board’s compensation and ESG committees.

In connection with the appointment of Mr. Grimley, the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO, CLC (formerly known as the United Steelworkers of America, AFL-CIO, CLC) (the "USW") agreed that Mr. Grimley will be treated as a Union Director under the director designation agreement between the Company and the USW.

Mr. Grimley will receive the standard compensation paid to non-employee directors. Mr. Grimley’s annual cash retainer and annual grant of restricted stock for service until the 2023 annual meeting of stockholders will be prorated to reflect service on the Board of less than one full year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION

Date:	April 18, 2023	By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel and Corporate Secretary